                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 16, 2003
                                                 ------------------------------


                           AUTHENTIDATE HOLDING CORP.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)



Delaware                            0-20190                     14-1673067
--------------------------------------------------------------------------------

(State or other jurisdic-            (Commission               (IRS Employer
 tion of incorporation)              File Number)            Identification No.)


2165 Technology Drive, Schenectady, New York                   12308
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (518) 346-7799
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.

Item 5: Other Events and Required FD Disclosure

      On June 16, 2003, Authentidate Holding Corp. (the "Registrant"), issued the press release appearing as Exhibit 99.1 to this Report on Form 8-K. In its press release, the Registrant announced that it would streamline its U.S. operations by consolidating the marketing, sales and the development and operations departments of two of its U.S. divisions, AuthentiDate, Inc. and Trac Medical Solutions, Inc. The Registrant also announced that John Botti, Chairman and CEO of AuthentiDate Holding Corp, will assume the additional duties and title of President of AuthentiDate, Inc.; Jeffrey Frankel will continue to serve as the President of Trac Medical Solutions; Richard Reichgut will be the Vice President, Marketing for both companies and Dennis Bunt will continue to serve as the Chief Financial Officer for both companies. The Registrant also stated that the employment contract of Robert Van Naarden which expires in July 2003, will not be renewed so as to allow him to pursue other endeavors. Mr. Van Naarden was the chief executive officer of Authentidate, Inc., a subsidiary of AuthentiDate Holding Corp.

Item 7: Financial Statements and Exhibits.

(c)   Exhibits.


      The following exhibit is filed herewith:

Exhibit No.                   Description

99.1                          Press release issued by Authentidate Holding Corp.
                              dated June 16, 2003.

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2003                AUTHENTIDATE HOLDING CORP.
                                    (Registrant)

                                     By /s/ Dennis H. Bunt
                                        ------------------------
                                     Dennis H. Bunt
                                     Chief Financial Officer



                                        2